SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    FRANCHISE FINANCE CORPORATION OF AMERICA
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    ----------------------------------------------------------------------------

    2) Form, Schedule or Registration No.

    ----------------------------------------------------------------------------

    3) Filing party:

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    4) Date filed:

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

[GRAPHIC OMITTED]
                                                     FRANCHISE FINANCE
                                                     CORPORATION OF AMERICA


17207 NORTH PERIMETER DRIVE
SCOTTSDALE, ARIZONA  85255-5402



Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of Shareholders of Franchise Finance Corporation of America to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona on Wednesday, May 13, 1998 at 10:00 a.m. local time.

         The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

         Whether you own a few or many shares of stock of Franchise Finance Corporation of America, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.


                                     Sincerely,


                                     /s/ Morton H Fleischer

March 31, 1998                       Morton H. Fleischer, President, Chief
                                     Executive Officer and Chairman of the Board

[GRAPHIC OMITTED]
                                                     FRANCHISE FINANCE
                                                     CORPORATION OF AMERICA

17207 NORTH PERIMETER DRIVE
SCOTTSDALE, ARIZONA  85255-5402


                     --------------------------------------

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 1998

                     --------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Franchise Finance Corporation of America (the "Company") will be held on Wednesday, May 13, 1998 at 10:00 a.m. local time, at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona for the following purposes:

         1.       To elect twelve directors to the Board of Directors.

         2. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

         3. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

         Only shareholders of record at the close of business on March 18, 1998 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

         You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the Proxy Statement.

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.


                                        By Order of the Board of Directors


                                        /s/ C H Volk

                                        Christopher H. Volk, Secretary


Scottsdale, Arizona
Dated:  March 31, 1998

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                           17207 North Perimeter Drive
                            Scottsdale, Arizona 85255


               ---------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 13, 1998

               ---------------------------------------------------



                               GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Franchise Finance Corporation of America, a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona, on Wednesday, May 13, 1998 at 10:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about March 31, 1998.

         Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and (iii) sign, date and return the Proxy by mail in the postage-paid, return addressed envelope provided for that purpose.

         All shares of the Company's common stock, $.01 par value per share (the "Shares"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the Company's address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.


                                     VOTING


         Only persons holding Shares of record at the close of business on March 18, 1998 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 47,885,524 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

         The election of each director nominee requires the affirmative vote of a plurality of the Shares cast in the election of directors at the Meeting. The Company's shareholders are not entitled to cumulate votes with respect to the election of directors. An affirmative vote of a majority of the votes cast at the Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

         Those Shares present, in person or by proxy, including Shares as to which authority to vote on any proposal is withheld, Shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's Shares on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum. Each will be tabulated separately.

         Brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on all proposals contained in this Proxy.

         Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         Votes  cast  by  proxy  will  be  tabulated  by  an  automated   system
administered by Gemisys Transfer Agents, the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         It is intended that the Shares represented by properly executed Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board and all of the nominees have indicated a willingness to serve as a director if re-elected. If elected, each nominee will serve until the 1999 Annual Meeting of Shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. There are no family relationships among any directors and executive officers of the Company.

         The affirmative vote of a plurality of the Shares present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.


     THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION
                    OF THE NOMINEES TO THE BOARD OF DIRECTORS


Directors

         The following table sets forth certain information with respect to the directors of the Company (all of whom are nominees for election or re-election):

                                       Principal Occupation or Employment During the Past                    Director of the
    Name and Age                                Five Years; Other Directorships                               Company Since
    ------------                                -------------------------------                               -------------

Morton H. Fleischer      Director, Chairman of the Board, President and Chief Executive Officer of the       June 22, 1993
(61)                     Company.  Mr. Fleischer  previously served as the President,  Chief Executive
                         Officer  and  director  of  Franchise  Finance  Corporation  of  America I, a
                         Delaware  corporation  ("FFCA I") (a predecessor  corporation of the Company)
                         since its formation in 1980. Mr. Fleischer has acted as an individual general partner (or  general  partner of the  general  partner) of the eleven  public limited  partnerships  that were consolidated to form the Company in 1994. In addition, he is a general partner (or general partner of the general partner)
                         in the following public limited  partnerships whose investments are set forth
                         in  parentheticals:   Participating  Income  Properties  1986,  L.P.  (travel
                         plazas);   Participating   Income   Properties  II,  L.P.   (travel  plazas);
                         Participating  Income Properties III Limited Partnership (travel plazas); and
                         Scottsdale Land Trust Limited Partnership (commercial land development).

Robert W. Halliday       Director and  Chairman  Emeritus of the  Board of the  Company.  Mr. Halliday       June 22, 1993
(78)                     previously  served  as the  Chairman  of the Board of the  Company  since its organization  and of FFCA I since its  formation in 1980.  He has served as a director of several publicly held American and Canadian companies,  including
                         Great Pacific Corporation,  Mitchell Energy & Development Corporation,  Boise
                         Cascade Corporation and Jim Pattison Enterprises.


Willie R. Barnes, Esq.   Corporate and  securities law attorney.  Mr. Barnes has been a partner in the       March 14, 1995
(66)                     law firm of Musick, Peeler & Garrett since June 1992. He was a partner in the law firm of Katten,  Muchin Zavis & Weitzman from March 1991 to January 1992.
                         He is a member of the Business  Law Section of the American Bar  Association,
                         in addition to other committees. Mr. Barnes was appointed as the Commissioner of  Corporations  for the State of  California in 1975 and is a member of the
                         California Senate Commission on Corporate Governance,  Shareholder Rights and
                         Securities Transactions. He is currently a director and secretary of American
                         Shared Hospital Services.

Kelvin L. Davis          Mr. Davis is President and Chief Operating  Officer of Colony Capital,  Inc.,       March 13, 1998
(34)                     an international real estate-related investment firm. He has been with Colony since its formation in 1991. He also serves as Co-Managing General Partner of
                         Colony's active  discretionary  equity funds,  including Colony Investors II,
                         L.P., and Colony Investors III, L.P. Prior to 1991, Mr. Davis was a principal of RMB Realty,  Inc.  Prior to that time he was employed by Goldman,  Sachs &
                         Co. and Trammell Crow Company.

William C. Foxley        President of Foxley Cattle Company. From 1983 to 1993, Mr. Foxley served as a       August 1, 1994
(63)                     consultant to a group of investment  limited  partnerships  managed by Bridge
                         Capital  of  Teaneck,  New  Jersey.  He  previously  served  as  chairman  of
                         Flavorland  Industries,  a publicly held company. He is currently Chairman of the Board of the Museum of Western Art in Denver.

Donald C. Hannah         Chairman and Chief Executive Officer of U.S. Properties, Inc. Mr. Hannah is a       August 1, 1994
(65)                     member  of the  Chief  Executives  Organization  and  the  World  Presidents'
                         Organization,  and  is a  director  of  the  Precision  Standard  Corporation
                         (NASDAQ), the Samoth Capital Corporation and the Marine Resources Foundation.

Dennis E. Mitchem        Executive Director of Habitat for  Humanity,  Valley of the Sun,  since April       January 29, 1996
(66)                     1996, and  prior to that time was an  independent  management  consultant for privatization and financial  services  projects.  From March 1994 to December
                         1995,  Mr.  Mitchem  worked in Moscow  serving as a consultant to the Russian
                         Privatization Center in the establishment of its local Privatization Centers.
                         From July 1992 to February  1994,  he was Managing  Director of CAJV, a joint venture between Arthur Andersen LLP and Castillo  Company,  Inc., and managed the Denver,  Colorado,  financial  processing  center of the Resolution Trust
                         Corporation.  From 1954 to June 1993, he was employed by Arthur Andersen LLP, where he became a partner  in 1967 and  retired  as a senior  partner in June
                         1993.

                                       Principal Occupation or Employment During the Past                    Director of the
    Name and Age                                Five Years; Other Directorships                               Company Since
    ------------                                -------------------------------                               -------------

Louis P. Neeb            Chairman of the  Board and Chief  Executive Officer of  Casa Ole Restaurants,       August 1, 1994
(58)                     Inc.  since  October  1995.  Mr.  Neeb  also  serves  as  President  of  Neeb
                         Enterprises,  Inc., a restaurant  consulting firm. He was President and Chief
                         Executive Officer of Spaghetti Warehouse, Inc., from 1991 to January 1994 and
                         President of Geest Foods USA from September 1989 to June 1991, prior to which he served as President and Chief  Executive  Officer of Taco Villa,  Inc. Mr.
                         Neeb spent ten years with the Pillsbury  Company in various  positions  which included: Executive Vice President,  Pillsbury; Chairman of the Board, Burger
                         King; and President, Steak 'N Ale Restaurants. Mr. Neeb is also a director of
                         ShowBiz Pizza Time, Inc. and Silver Diner Development Inc. and was previously a director of On the Border Cafes, Inc.

Kenneth B. Roath         Chairman and Chief Executive Officer of Health Care Property Investors, Inc.,       August 1, 1994
(62)                     a real estate  investment  trust organized in 1985 to invest,  on a net lease basis, in health care properties. Mr. Roath is a director and chairman of the compensation  committee of Arden Realty,  Inc. (NYSE).  Mr. Roath is also the past Chairman of the National  Association of Real Estate Investment  Trusts,
                         Inc.  ("NAREIT"),  and is  currently  a member of the Board of  Governors  of
                         NAREIT.

Wendell J. Smith         President of W.J.S & Associates,  which was established  by Mr. Smith in 1984       August 1, 1994
(65)                     as a consultant to pension funds and pension fund real estate  advisors.  Mr.
                         Smith also serves as a director of Shurgard  Storage Centers  (NYSE),  a real estate investment trust organized to invest in self-storage facilities. He is a member of the Board of Directors  of Chastain  Capital  Corporation.  He is
                         also a member of the Board of Directors of PGA Tour Properties, which invests in TPC courses through the world. Mr. Smith retired in 1991 from the State of
                         California Public Employees Retirement System ("CALPERS"),  after 27 years of employment.  During the last 21 years of his  employment  with  CALPERS,  Mr.
                         Smith was responsible for all real estate equities and mortgage  acquisitions for CALPERS. Mr. Smith previously served on the Western and National Advisory
                         Boards of the Federal National Mortgage Association, on the Advisory Board of
                         the Center for Real Estate Research at the University of California, and as a
                         director of Real Estate Investment Trust of California.

Casey J. Sylla           Senior Vice President  and Chief  Investment  Officer  of Allstate  Insurance       August 1, 1994
(54)                     Company.  From 1992 until July 1995,  Mr. Sylla was an Executive  Officer and
                         Vice  President and head of the  Securities  Department  of The  Northwestern
                         Mutual Life Insurance Company.

Shelby Yastrow           Mr. Yastrow is an attorney and counsel to the law firm of Sonnenschein Nath &       July 24, 1997
(62)                     Rosenthal in Chicago,  Illinois. He joined McDonald's  Corporation in 1978 as
                         Vice President,  Chief Counsel of Litigation and Assistant Secretary.  He was
                         appointed Vice President,  General Counsel of McDonald's  Corporation in 1982
                         and  Senior  Vice  President  in 1988,  before  being  named  Executive  Vice
                         President in 1995. He retired from  McDonald's  Corporation in December 1997.
                         Mr. Yastrow received his law degree from Northwestern University in 1959.


Arrangements Regarding the Selection of Directors

         Mr. Kelvin L. Davis is currently serving on the Board pursuant to the terms of an Investor's Agreement dated March 13, 1998 (the "Investor's Agreement"), together with a Stock Purchase Agreement dated February 13, 1998, whereby Colony SB, LLC, a Delaware limited liability company ("Colony"), an affiliate of Colony Capital, Inc., acquired 3,792,112 shares of the Company's common stock and warrants to purchase an additional 1,476,908 shares of the Company's common stock. As provided in the Investor's Agreement, Colony Investors III, L.P., the sole managing member of Colony, may designate one nominee for election to the Board at each annual meeting of shareholders of the Company, so long as Colony beneficially owns common stock representing at least 50% of its initial purchase. Pursuant to the Investor's Agreement, Mr. Davis is currently serving on the Board and is a nominee for election to the Board at the Meeting.

Board Meetings

         The Board held eight (8) meetings during the fiscal year ended December 31, 1997. The Board also took action four (4) times by unanimous written consent. During a director's tenure, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board during 1997; and (ii) the total number of meetings held by all committees of the Board on which he served during 1997.

Committees of the Board

         Audit Committee. The current members of the Audit Committee are Messrs. Kenneth B. Roath, Chairman, Wendell J. Smith, Willie R. Barnes and Dennis E. Mitchem. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held two (2) meetings in 1997.

         Executive Committee. The current members of the Executive Committee are Messrs. Morton H. Fleischer, Chairman, Robert W. Halliday and Donald C. Hannah. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except as prohibited by law. The Executive Committee held two (2) meetings in 1997 and took action four (4) times by unanimous written consent.

         Compensation Committee. In 1997 the members of the Compensation Committee were Messrs. Casey J. Sylla, Chairman, Louis P. Neeb and William C. Foxley. The current members of the Compensation Committee are Messrs. Casey J. Sylla, Chairman, Louis P. Neeb and Shelby Yastrow. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of officers and all incentive awards and administers the Company's 1995 Stock Option and Incentive Plan. The Compensation Committee held two (2) meetings in 1997 and took action one (1) time by unanimous written consent.

         The Board does not presently have a separate nominating committee, the function of which is handled by the Board as a whole.

Compensation of Directors

         The Company pays an annual fee of $30,000 to its Independent Directors (i.e., directors who are not employees of the Company or its affiliates). In 1997, the Independent Directors received 20% of such annual fee in non-qualified stock options to purchase Shares based upon the Black-Scholes option pricing model. During 1997, the Independent Directors agreed to use at least one-half of their remaining annual fees received from the Company for open market purchases of common stock of the Company. In 1997, Messrs. Barnes, Foxley, Halliday, Hannah, Mitchem, Neeb, Roath, Smith and Sylla each received options to purchase 2,470 Shares at $24.375 per Share, the fair market value of the Shares on May 9, 1997, the date of grant. These options are exercisable when granted.

         Directors who are employees of the Company are not paid director's fees, but the Company does reimburse directors for travel expenses incurred in connection with their activities on behalf of the Company. Each director also receives $500 for each committee meeting the director attends, with the chairman of the respective committee receiving $1,000 for each committee meeting.

Executive Officers

         Set forth below is certain information regarding the executive officers of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company.


                                                                                                          Executive Officer
   Name/Age                                       Present Executive Office                                 of the Company
   --------                                       ------------------------                                      Since
                                                                                                                -----

Morton H. Fleischer    Director, Chairman of the Board, President and Chief Executive Officer of the       June 22, 1993
(61)                   Company.  Mr. Fleischer  previously served as the President,  Chief Executive
                       Officer  and  director  of  Franchise  Finance  Corporation  of  America I, a
                       Delaware  corporation  ("FFCA I") (a predecessor  corporation of the Company)
                       since its formation in 1980. Mr. Fleischer has acted as an individual general partner (or  general  partner of the  general  partner) of the eleven  public limited  partnerships  that were consolidated to form the Company in 1994. In addition, he is a general partner (or general partner of the general partner)
                       in the following public limited  partnerships whose investments are set forth
                       in  parentheticals:   Participating  Income  Properties  1986,  L.P.  (travel
                       plazas);   Participating   Income   Properties  II,  L.P.   (travel  plazas);
                       Participating  Income Properties III Limited Partnership (travel plazas); and
                       Scottsdale Land Trust Limited Partnership (commercial land development).

John R. Barravecchia   Executive Vice President,  Chief Financial Officer,  Treasurer  and Assistant       June 1, 1994
(42)                   Secretary. Mr. Barravecchia previously served as Senior Vice President, Chief
                       Financial  Officer and  Treasurer of the Company from June 1, 1994 until July
                       28, 1995, and as Senior Vice President of FFCA I from October 1989 until June
                       1,  1994.  Prior  to  joining  FFCA I in March  1984,  Mr.  Barravecchia  was associated with the  international  public accounting firm of Arthur Andersen
                       LLP.

Christopher H. Volk    Executive Vice President,  Chief Operating Officer,  Secretary and  Assistant       June 1, 1994
(41)                   Treasurer.  Mr. Volk previously served as Senior Vice  President-Underwriting and  Research of the Company  from June 1, 1994 until July 28,  1995,  and as
                       Vice  President-Research  of FFCA I from October 1989 until June 1, 1994. Mr.
                       Volk is a member of NAREIT and  currently  serves as  co-chair  of its Public
                       Relations Committee.

Dennis L. Ruben        Executive Vice President, General Counsel and Assistant Secretary.  Mr. Ruben       June 1, 1994
(45)                   served as Senior Vice President and General  Counsel of the Company from June
                       1, 1994 to January 28, 1997. Mr. Ruben  previously  served as an attorney and counsel of FFCA I from March 1991 until June 1, 1994.  Prior to joining  FFCA
                       I, Mr. Ruben was a partner with the national law firm of Kutak Rock.

Stephen G. Schmitz     Executive  Vice President,  Chief Investment Officer and Assistant Secretary.       May 31, 1995
(43)                   Mr.  Schmitz served as Senior Vice  President-Corporate  Finance from June 1,
                       1994 to January  28,  1997.  Mr.  Schmitz  previously  served as Senior  Vice
                       President  of the  Company and served in various  positions  as an officer of
                       FFCA I from 1986 to June 1, 1994.

Catherine F. Long      Senior  Vice  President-Finance,   Principal  Accounting  Officer,  Assistant       June 1, 1994
(41)                   Secretary and Assistant Treasurer.  Ms. Long served as Vice President-Finance of the  Company from June 1,  1994 to January 28,  1997.  Ms. Long previously served as Vice President-Finance of FFCA I from June 1990 until June 1, 1994.
                       From 1978 to May 1990, Ms. Long was associated with the  international public accounting firm of Arthur Andersen LLP.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the compensation awarded to, earned by, or paid to (i) the Company's Chief Executive Officer ("CEO") during 1997, 1996 and 1995, and (ii) the Company's other four most highly compensated executive officers whose total annual compensation exceeded $100,000 during 1997, 1996 and 1995 (the "Named Executive Officers").

---------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------------------

                                                      ANNUAL COMPENSATION                   LONG-TERM AWARDS
---------------------------------------------------------------------------------------------------------------------------------
                                                                         Other Annual     Securities Underlying      All Other
    Name and Principal Positions       Year   Salary($)   Bonus($)(1)   Compensation($)         Options(#)        Compensation(2)
---------------------------------------------------------------------------------------------------------------------------------
    Morton H. Fleischer                1997   $450,000        -0-            -0-                200,000                -0-
    Director, Chairman of the          1996   $450,000     $250,000          -0-                200,000                -0-
    Board, President and Chief         1995   $400,000     $250,000          -0-                  -0-                  -0-
    Executive Officer
---------------------------------------------------------------------------------------------------------------------------------
    Christopher H. Volk                1997   $250,000     $165,000          -0-                157,000               $9,500
    Executive Vice President, Chief    1996   $222,917     $125,000          -0-                 30,000               $8,183
    Operating Officer, Secretary and   1995   $180,122     $125,000          -0-                138,000               $9,000
    Assistant Treasurer
---------------------------------------------------------------------------------------------------------------------------------
    John R. Barravecchia               1997   $200,000     $138,000          -0-                 82,000               $9,500
    Executive Vice President, Chief    1996   $200,000     $100,000          -0-                 30,000               $9,000
    Financial Officer, Treasurer and   1995   $180,122     $100,000          -0-                138,000               $9,000
    Assistant Secretary
---------------------------------------------------------------------------------------------------------------------------------
    Stephen G. Schmitz                 1997   $200,000     $193,000          -0-                 92,000               $9,375
    Executive Vice President, Chief    1996   $165,000     $135,000          -0-                 20,000               $9,000
    Investment Officer and Assistant   1995   $151,917     $100,000          -0-                138,000               $7,825
    Secretary
---------------------------------------------------------------------------------------------------------------------------------
    Dennis L. Ruben                    1997   $200,000     $154,000          -0-                 62,000               $9,180
    Executive Vice President,          1996   $172,500     $ 86,250          -0-                  -0-                 $9,000
    General Counsel and Assistant      1995   $165,000     $ 82,500          -0-                138,000               $8,775
    Secretary
---------------------------------------------------------------------------------------------------------------------------------

---------------

(1) Bonus includes the amount of cash bonus earned and accrued (a) during the period from January 1, 1997 to December 31, 1997 and paid in January 1998;
    (b) during the period from January 1, 1996 to December 31, 1996 and paid in January 1997; and (c) during the period from January 1, 1995 to December 31, 1995 and paid in January 1996.
(2) Amounts included in All Other Compensation represent matching Company contribution amounts received under the Company's 401(k) Plan.


        The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer and of the group listed in the above table is less than the lesser of (a) ten percent of the cash compensation paid to each such executive officer or to the group, respectively, or (b) $50,000, or $50,000 times the number of individuals in the group, as the case may be, and is not included in such table.

Compensation Pursuant to Plans

         401(k) Plan. The Company has adopted a defined contribution savings plan (the "401(k) Plan") to provide retirement income to employees of the Company, including the executive officers referred to in the Summary Compensation Table. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and incorporates features permitted under Section 401(k) of the Code.

         The 401(k) Plan covers all employees who have completed six months of service. Participants can elect to contribute up to 15% of annual compensation on a pre-tax basis. The Company provides a 100% matching contribution, in the Company's common stock, up to 6% of annual compensation, with a maximum of $9,500.

         All participant contributions are fully vested as soon as they are made. Company contributions are subject to a vesting schedule and are 100% vested after six years of service. In determining the years of service, the Company includes the time a participant was an employee of FFCA I, a predecessor corporation of the Company. Participant contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment or an actuarial equivalent form of annuity on the first day of the month following the participant's retirement or after his or her 65th birthday. In general, if employment ceases before the employee reaches age 65, the vested benefits under the 401(k) Plan are paid in full at termination of employment or a later date elected by the participant. The 401(k) Plan provides death benefits to a participant's beneficiary if the participant dies before his or her retirement benefits commence or if a survivor form of annuity is in effect.

         Stock Option Plans. The Company has one stock option plan, the 1995 Stock Option and Incentive Plan (the "Stock Option Plan"), under which options may currently be granted. Directors, executive officers, other key employees and other key persons associated with the Company are eligible to receive options under this plan.

         The Compensation Committee and the Board believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company has established the Stock Option Plan to enable directors, executive officers, other key employees and other key persons associated with the Company to participate in the ownership of the Company. Initially, the Company reserved 3,018,804 Shares, which equals 7-1/2% of the Shares outstanding as of March 14, 1995, for grant under the Stock Option Plan, and this amount may not be increased without the approval of the shareholders. The maximum number of Shares with respect to which awards may be granted to any one individual during any calendar year is 200,000. In addition, Shares may not be acquired pursuant to the Stock Option Plan if the acquisition violates the ownership limit or causes the Company to fail to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

         The Stock Option Plan is designed to attract and retain directors, executive officers, key employees and other key persons associated with the Company and to provide incentives to such persons to maximize the Company's cash flow available for distribution. The Stock Option Plan provides for the award to executive officers (including officers who are also directors) and other key employees of the Company of a broad variety of stock-based compensation alternatives such as non-qualified stock options, incentive stock options (unless the context indicates to the contrary, the term "option" shall refer to both incentive and non-qualified stock options), restricted stock and performance awards.

         The Stock Option Plan is administered by the Compensation Committee, consisting entirely of Independent Directors. The Compensation Committee shall construe and interpret the Stock Option Plan and, subject to the express provisions of the Stock Option Plan, is authorized to select from among the eligible employees of the Company the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Stock Option Plan.

Awards under the Stock Option Plan

         Terms and Conditions of Options; Payment. Incentive stock options granted under the Stock Option Plan are exercisable for a period of not more than ten (10) years from the date of the grant. Any non-qualified options granted under the Stock Option Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. Such options generally vest over a three-year period for employees. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the Company will not issue stock certificates until it has received full payment for the Shares.

         Non-qualified Stock Options. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Nonqualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

         In addition, non-employee directors of the Company will automatically receive certain non-qualified stock options in an amount equal to 20% of the dollar amount of the directors' annual retainer fee. The exercise price of the options will equal the fair market value of the Company's common stock on the date of grant. The amount of options received will be determined through the application of the Black-Scholes option pricing model.

         Incentive Stock Options. Incentive stock options are designed to comply with the provisions of the Code and are subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. To the extent the aggregate fair market value of Shares with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such options shall be treated as non-qualified options to the extent required by the Code.

         Restricted Stock. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

         Performance Awards. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Stock Option Plan.
The Company has not issued any performance awards.

Employment and Change-in-Control Arrangements

         The Company has no employment or change-in-control agreements with any executive officer of the Company.

Option Grants Table

         The following table provides information relating to the grant of stock options to the Company's CEO and the Named Executive Officers during the fiscal year ended December 31, 1997 under the Company's 1995 Stock Option and Incentive Plan.

  -------------------------------------------------------------------------------------------------
                                  OPTION GRANTS IN LAST FISCAL YEAR
  -------------------------------------------------------------------------------------------------
                                                                                    Grant Date
                                 Individual Grants                                    Value(1)
  -------------------------------------------------------------------------------------------------
                            Number of
                           Securities    Percent of
                           Underlying   Total Options
                             Options     Granted to    Exercise or
                             Granted    Employees in   Base Price   Expiration      Grant Date
            Name             (#)(2)      Fiscal Year    ($/Sh)(3)      Date      Present Value ($)
  -------------------------------------------------------------------------------------------------
   Morton H. Fleischer       200,000        26.6%        $26.375      1/28/07        $578,000
  -------------------------------------------------------------------------------------------------
   Christopher H. Volk       157,000        20.9%        $26.375      1/28/07        $453,730
  -------------------------------------------------------------------------------------------------
   John R. Barravecchia       82,000        10.9%        $26.375      1/28/07        $236,980
  -------------------------------------------------------------------------------------------------
   Stephen G. Schmitz         92,000        12.2%        $26.375      1/28/07        $265,880
  -------------------------------------------------------------------------------------------------
   Dennis L. Ruben            62,000         8.2%        $26.375      1/28/07        $179,180

  -------------------------------------------------------------------------------------------------

-----------------------
(1) These values were calculated as of the grant date (January 28, 1997) using the Black-Scholes option pricing model. The values shown are theoretical and do not necessarily reflect the actual values the recipients may eventually realize. The following assumptions were made for purposes of calculating Grant Date Present Value: expected option term of seven years, expected stock price volatility of 18.48% (calculated weekly over the preceding period since the stock began trading), expected dividend yield of 6.4% and risk-free rate of return of 5.62% (equal to the yield on a seven-year Treasury bond at grant date). Any actual value to the officer will depend on the extent to which the market value of the Company's stock at a future date exceeds the exercise price.
(2) These options vest in three equal installments on the first, second and third anniversaries of the date of grant.
(3) All options were granted at the fair market value of the Shares based upon an average closing price for the 10 consecutive trading days prior to the date of grant.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

    The following table provides information related to the exercise of stock options during the year ended December 31, 1997 by the CEO and each of the Named Executive Officers and the 1997 fiscal year-end value of unexercised options. Neither the CEO nor any of the Named Executive Officers exercised stock options during 1997.

---------------------------------------------------------------------------------------------------------
                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                              OPTION VALUES
---------------------------------------------------------------------------------------------------------
                                                            Number of Securities   Value of Unexercised
                                                           Underlying Unexercised  In-the-Money Options
                                                           Options at FY-End (#)        at FY-End
                                                           ----------------------  --------------------

          Name           Shares Acquired   Value Realized       Exercisable/           Exercisable/
                         on Exercise (#)         ($)           Unexercisable       Unexercisable ($)(1)
---------------------------------------------------------------------------------------------------------
  Morton H. Fleischer           0                 0            66,666/333,334        $341,663/$808,337
---------------------------------------------------------------------------------------------------------
  Christopher H. Volk           0                 0           102,000/223,000        $741,250/$545,625
---------------------------------------------------------------------------------------------------------
  John R. Barravecchia          0                 0           102,000/148,000        $741,250/$498,750
---------------------------------------------------------------------------------------------------------
  Stephen G. Schmitz            0                 0            98,666/151,334        $724,163/$470,837
---------------------------------------------------------------------------------------------------------
  Dennis L. Ruben               0                 0            92,000/108,000        $690,000/$383,750
---------------------------------------------------------------------------------------------------------

---------------------
(1) Market value of underlying Shares on date of fiscal year-end minus the exercise price. The closing price of the Company's Shares on December 31, 1997 was $27.


Compliance with Section 16(a) of
the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange ("NYSE") reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge (based solely upon a review of the copies of such Section 16(a) reports furnished to the Company and written representations that no other reports were required), for the Company's fiscal year ended December 31, 1997, the Company's officers, directors and 10% Shareholders have complied with the Section 16(a) filing requirements.

Compensation Committee Interlocks
and Insider Participation

         In fiscal 1997, the members of the Compensation Committee were Casey J. Sylla, Louis P. Neeb and William C. Foxley. No member of the Compensation Committee was previously an officer or an employee of the Company or any of its subsidiaries.

                      REPORT OF THE COMPENSATION COMMITTEE
                      ON FISCAL 1997 EXECUTIVE COMPENSATION


         The Compensation Committee of the Board is responsible for establishing compensation policy and administering the compensation programs of the Company's officers. The Compensation Committee is comprised of three independent outside directors. The Compensation Committee meets at least once a year to review executive compensation policies, design of compensation programs and individual salaries and awards for executive officers.

         Pursuant to the rules regarding disclosure of Company policies concerning executive compensation, this report is submitted by Messrs. Sylla, Foxley and Neeb in their capacity as members of the 1997 Compensation Committee and addresses the Company's compensation policies for 1997 as they affected Mr. Fleischer, the chief executive officer ("CEO"), and the Company's other executive officers, including the Named Executive Officers.

Overview of Executive Compensation Policy

         The Company's compensation philosophy for executive officers is incentive oriented. The incentive portion of the Company's executive compensation program is designed to be closely linked to corporate performance and returns to shareholders. Accordingly, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals.

         The key elements of the Company's executive compensation program consist of salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to the CEO, are discussed below. The process used by the Compensation Committee in determining executive officer compensation levels for all of these components takes into account both qualitative and quantitative factors. Among the factors considered by the Compensation Committee are the recommendations of the CEO with respect to the compensation of the Company's other key executive officers. However, the Compensation Committee makes the final compensation decisions concerning such officers.

         In making compensation decisions, the Compensation Committee considers compensation practices and financial performance of the other industry participants. This information provides guidance to the Compensation Committee, but the Compensation Committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of results for other industry participants. However, the Compensation Committee believes that compensation at or near the 75th percentile is generally appropriate for the Compensation Committee to use as a framework for compensation decisions. The specified percentiles are considered on both an absolute basis and a size-adjusted basis (i.e., reflecting compensation levels that are commensurate with the Company's size relative to the sizes of the other industry participants). Specific compensation for individual officers will vary from these levels as the result of other factors considered by the Compensation Committee.

         In making compensation decisions, the Compensation Committee also from time to time receives assessments and advice regarding the compensation practices of the Company and others from independent compensation consultants.

         The Compensation  Committee does not believe that Internal Revenue Code
Section 162(m), which denies a deduction for compensation payments in excess of one million dollars to the CEO or a Named Executive Officer, is likely to be applicable to the Company in the near future, but will reconsider the implications of Section 162(m) if and when it appears that the section may become applicable.

Salaries

         Salaries  for   executive   officers  are   determined   by  evaluating
subjectively the responsibilities of the position held and the experience and performance of the individual and comparing base salaries for comparable positions at other industry participants. Subject to an executive officer's individual performance, the Compensation Committee sets salaries at or about the median as reflected by such information.

         In evaluating the CEO's salary for 1997, the Compensation Committee considered quantitative factors such as the Company's increased investments resulting in the Company attaining increased market share in both the ownership of real estate and the financing of chain properties, and increased returns to shareholders. In addition, the Compensation Committee considered qualitative factors such as Mr. Fleischer's development of long-term financing strategies for the Company.

Annual Bonus

         All Company employees, including the Company's executive officers and CEO, are eligible for an annual cash bonus. The purpose of the incentive bonus is to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive and properly rewards them for their efforts in achieving certain funds from operations ("FFO") targets. FFO generally includes net income, plus certain non-cash items, primarily depreciation and amortization. The Company's objective is for the CEO and executive officers to be paid a mix of total cash compensation of salary and bonus, if the target performance (as described below) under the plan is achieved.

         On an annual basis the Compensation Committee and the Board set minimum targeted FFO per Share levels. The FFO target may be adjusted to take into account the Company's mortgage loan securitization activities, which has the effect of reducing FFO with respect to the interests in loans which are sold. A bonus pool begins to be funded at the point FFO per Share exceeds the minimum targeted level. The minimum level is 95% of target performance and is designed to assure a threshold return to Company shareholders before a bonus pool is funded. The pool is 10% of the amount in excess of the minimum level and if the target FFO level is attained, the pool will be sufficient to pay the executive officers, as well as other key management personnel, their target bonuses. Each executive officer, including the CEO, has a target bonus of 50% of salary. There is no cap on the size of the pool and thus bonuses in excess of the target bonus may be earned if FFO exceeds the target level. For 1997, the FFO target level, as adjusted, was reached.

         The Board reserves the right to make whatever changes it deems necessary in the size of the pool and to make such other changes it deems necessary to preserve the purpose and objectives of the incentive bonus arrangement. Accordingly, the Compensation Committee awarded additional bonuses based on exceeding the targeted investment activity for the year.

         The CEO receives a nondiscretionary annual bonus of 50% of annual salary if the FFO target level is met. The Named Executive Officers, including the chief financial officer and the chief operating officer, each receive half of their target bonus (or 25% of annual salary) if the FFO target is met. The remaining portion of each of the Named Executive Officers' bonuses is based upon other factors with an emphasis on individual performance. Thus, the total annual bonus for a Named Executive Officer, other than the CEO, may exceed 50% of annual salary. Bonuses up to 97% of January 1 through December 31, 1997 salary were earned by each executive officer under the plan. Following discussion with the Compensation Committee, the CEO waived his nondiscretionary Annual Bonus which, upon his recommendation, was allocated principally to the senior executive officers of the Company. This recommendation was made by the CEO in recognition of the exceptional performance of such senior executive officers in 1997.

Stock Options

         The long-term incentive component of the CEO's and the executive officers' compensation is stock options. The Company believes that providing executive officers with opportunities to acquire significant equity positions in the Company and thus, the opportunity to share in its growth and prosperity, through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. Stock options represent a valuable portion of the compensation program for the Company's executive officers. The exercise price of stock options has thus been tied to the fair market value of the Company's Shares on the date of the grant, and will only have value if the value of the Company's Shares increases. In addition, stock options are granted to executive officers to vest annually and ratably over a three-year period from the date of grant. The purpose of such options is to encourage long-term dedication to the Company. Grants of stock options to executive officers are made by the Compensation Committee upon the recommendation of senior management and are based upon the level of each executive officer's position with the Company, an evaluation of the executive officer's past and expected future performance, the number of outstanding and previously granted options, and discussions with the executive officer.

                                        Compensation Committee:

                                        Casey J. Sylla, Chairman
                                        William C. Foxley
                                        Louis P. Neeb

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The graph and table below compare the cumulative total shareholder returns (assuming reinvestment of dividends before consideration of income taxes) of the Company's Shares, the S&P 500 Index and the NAREIT Equity Index. The graph assumes $100 invested on June 30, 1994 in the Company's Shares and each of the indices. The stock price performance data shown on the graph below are not necessarily indicative of future price performance.


                 COMPARISON OF 42 MONTH CUMULATIVE TOTAL RETURN
           AMONG FRANCHISE FINANCE CORPORATION OF AMERICA, INC., THE
            STANDARD & POOR'S 500 INDEX AND THE NAREIT EQUITY INDEX


                                                                  NAREIT
                                                   S&P            Equity
                                     FFCA       500 Index          Index
                                     ----       ---------         ------

     06/94                        $   100        $   100        $   100

     12/94                             86            105             98

     12/95                            120            144            113

     12/96                            158            177            153

     12/97                            166            237            184



                                                                  NAREIT
      Measurement Period                           S&P            Equity
     (Fiscal Year Covered)           FFCA       500 Index          Index
     ---------------------           ----       ---------         ------

     Measurement Pt 6/30/94     $   100.00     $   100.00     $   100.00
     12/31/94                        86.17         104.87          97.97
     12/31/95                       119.75         144.29         112.93
     12/31/96                       158.14         177.42         152.75
     12/31/97                       165.87         236.61         183.69


         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the previous report of the Compensation Committee and the Performance Graph and Table shall not be incorporated by reference into any such filings.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board, upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1998. The shareholders of the Company are being asked to ratify this selection at the Meeting. Arthur Andersen LLP has served as the Company's independent auditors since the Company's inception. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. Whether the proposal is approved or defeated, the Board may reconsider its selection.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information as of March 13, 1998 regarding beneficial ownership of Shares by (i) each director of the Company,
(ii) the CEO and each of the Named Executive Officers, (iii) all directors and executive officers of the Company as a group, and (iv) all persons known to the Company to be the beneficial owner of 5% or more of the outstanding Shares of the Company. Unless otherwise noted in the footnotes following the table, the persons as to whom information is given have sole voting and investment power over the Shares beneficially owned.

                                                                  Shares of Common
                                                                 Stock Beneficially       Percent
Name                                                                 Owned(1)(2)          of Class
----                                                             ------------------       --------

Morton H. Fleischer.............................................     1,413,469(3)           2.9%
Robert W. Halliday..............................................       390,403(4)             *
Willie R. Barnes................................................         9,652                *
William C. Foxley...............................................       112,858(5)             *
Donald C. Hannah................................................        14,839                *
Dennis E. Mitchem...............................................         6,400                *
Louis P. Neeb...................................................        21,162                *
Kenneth B. Roath................................................        12,857                *
Wendell J. Smith................................................        12,344                *
Casey J. Sylla..................................................        13,625                *
Shelby Yastrow..................................................         7,960                *
John R. Barravecchia............................................       214,809                *
Christopher H. Volk.............................................       241,558                *
Stephen G. Schmitz..............................................       187,620                *
Dennis L. Ruben.................................................       178,786                *
Kelvin L. Davis.................................................     5,269,020(6)          10.7%
    1999 Avenue of the Stars
    Suite 1200
    Los Angeles, California  90067
Colony SB, LLC..................................................     5,269,020(6)          10.7%
    1999 Avenue of the Stars
    Suite 1200
    Los Angeles, California  90067
Directors and executive officers as a group.....................     8,165,790             16.2%
    (18 persons)

-----------------------
*Less than one percent
(1) Share amount and percentage figures are rounded to the nearest whole number. All Shares not outstanding but which may be acquired by such stockholder within 60 days by the exercise of any stock option or any other right, are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by such stockholder, but not by any other stockholder. The foregoing Share amounts include the following number of Shares which may be acquired pursuant to stock options and warrants exercisable within 60 days of March 13, 1998: Mr. Fleischer, 200,000 Shares; Mr. Halliday, 35,803 Shares; Mr. Davis, 1,476,908 Shares; Mr. Mitchem, 5,369 Shares; Mr. Barravecchia, 185,333 Shares; Mr. Volk, 210,333 Shares; Mr. Schmitz, 182,000 Shares; Mr. Smith, 7,971 Shares; Mr. Ruben, 158,666 Shares; and all executive officers and directors as a group, 2,565,325 Shares. The Shares beneficially owned by Messrs. Barnes, Foxley, Hannah, Neeb, Roath, and Sylla include 8,296 Shares representing stock options currently exercisable by each individual. The Shares beneficially owned by Mr. Davis include Shares beneficially owned by Colony SB, LLC

         ("Colony") and include 1,476,908 Shares which may be acquired pursuant to an immediately exercisable warrant agreement. See footnote (4) below.
(2) Does not include Shares awarded to employees as the matching portion of the Company's 401(k) plan.
(3) Includes an aggregate of 10,000 Shares held by Donna H. Fleischer, the wife of Mr. Fleischer.
(4) Includes 40,000 Shares held by the Halliday Foundation, of which Mr. Halliday is a trustee, and 100,000 Shares held by a charitable remainder trust, of which Mr. Halliday is a trustee.
(5) The Shares owned by Mr. Foxley include 20,000 Shares owned by Foxley Cattle Company, in which Mr. Foxley has a majority ownership interest.
(6) Based upon a Schedule 13D, dated March 23, 1998. These Shares consist of 3,792,112 Shares currently owned by Colony, and 1,476,908 Shares which Colony has the right to acquire pursuant to an immediately exercisable warrant agreement dated March 13, 1998. Mr. Davis, through his ownership and control of entities affiliated with Colony, is deemed to be the beneficial owner of the same Shares. Mr. Davis shares the power to vote and the power to dispose of the Shares with another affiliate of Colony.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Administrative Services Agreements. The Company has entered into administrative services agreements (the "Administrative Agreements") with the following entities: FFCA Management Company Limited Partnership; FFCA Participating Management Company Limited Partnership; Perimeter Center Management Company; Franchise Finance Corporation of America II; and Franchise Finance Corporation of America III (collectively the "Companies"). The Companies are affiliates of the Company primarily due to Mr. Fleischer's individual ownership interest or interest as an individual general partner of such entities. Mr. Fleischer and other executive officers and directors of the Company also serve as executive officers and directors in certain of the Companies.

         The Administrative Agreements appoint the Company as administrator of the Companies. As administrator, the Company supervises all aspects of the operations of such Companies. The Company charges for all personnel expenses directly attributable to the individual company and allocates overhead to the Companies pursuant to a predetermined formula, as determined in the Company's reasonable discretion. The Company also adds a profit percentage not to exceed 20% of the sum of the total expenses charged to each individual entity. In the 1997 fiscal year, the above Companies paid approximately $278,000 to the Company pursuant to the Administrative Agreements.

         In 1997 FFCA Mortgage Corporation, which was also an affiliate of the Company, paid $1,032,806 to the Company pursuant to an administrative agreement between the Company and FFCA Mortgage Corporation. FFCA Mortgage Corporation was dissolved as of December 31, 1997.

         Related Party Employment. Jeffrey Fleischer, son of Morton H. Fleischer, is employed by the Company as Vice President. In 1997, Jeffrey Fleischer received total cash compensation in the amount of $134,889 from the Company. Morton H. Fleischer is the Chairman of the Board, President and Chief Executive Officer of the Company.


                             SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. In addition, the Company has retained D.F. King & Co., Inc. ("D.F. King") to solicit proxies from shareholders by mail, in person and by telephone. The Company will pay D.F. King a fee of $8,000 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.


                                  ANNUAL REPORT

         The Annual Report of the Company for the 1997 fiscal year has been mailed to shareholders along with this Proxy Statement. The Company will, upon written request and without charge, provide to any person solicited hereunder a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission. Requests should be addressed to Ronald E. Davis, Vice President of Corporate Communications of the Company, 17207 North Perimeter Drive, Scottsdale, Arizona 85255.


                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Any shareholder who intends to submit a proposal at the 1999 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than November 9, 1998. Such proposals should be sent to Christopher H. Volk, Executive Vice President and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255.


                                  OTHER MATTERS

         The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.


                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

         IT IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.  SHAREHOLDERS,
WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.



                                  By Order of the Board of Directors


                                  /s/ C H Volk

                                  Christopher H. Volk, Secretary

Scottsdale, Arizona
March 31, 1998

                          PROXY/VOTING INSTRUCTION CARD

                    FRANCHISE FINANCE CORPORATION OF AMERICA
      c/o Gemisys Transfer Agents, P.O. Box 3287, Englewood, CO 80155-9758

                        ANNUAL MEETING DATE: May 13, 1998
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         The undersigned shareholder of Franchise Finance Corporation of America (the "Company"), a Delaware corporation, hereby constitutes and appoints Christopher H. Volk and John R. Barravecchia, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.01 par value common stock held of record by the undersigned on March 18, 1998, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at The Scottsdale Princess Resort, 7575 E. Princess Drive, Scottsdale, Arizona on Wednesday, May 13, 1998 at 10:00 a.m. local time, and at any postponements or adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this proxy will be voted IN FAVOR of the election of all listed nominees to the Board of Directors and FOR each of the other items set forth on the Proxy.

Please mark boxes [X] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1.       Election of Directors:


            [_]   FOR ALL NOMINEES LISTED BELOW           [_]   WITHHOLD AUTHORITY
            (except as marked to the contrary below)      to vote all nominees listed below


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

         Morton H. Fleischer, Robert W. Halliday, Willie R. Barnes, Kelvin L. Davis, William C. Foxley, Donald C. Hannah, Dennis E. Mitchem, Louis P. Neeb, Kenneth B. Roath, Wendell J. Smith, Casey J. Sylla and Shelby Yastrow


2. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

         [_] FOR        [_] AGAINST        [_] ABSTAIN

3. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 31, 1998 and the Proxy Statement furnished therewith.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

                              Dated_______________________________________, 1998


                              __________________________________________________
                              Authorized Signature

                              __________________________________________________
                              Title

                              __________________________________________________
                              Authorized Signature

                              __________________________________________________
                              Title

         To save the Company additional vote solicitation expenses, please sign, date and return this Proxy promptly, using the enclosed envelope.

NON-VOTING INSTRUCTIONS

[_] ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on May 13, 1998.